# Christopher & Banks

# MPW Strategy and Store Migration Details

April 2015

# MPW Format Drives Real Estate Strategy

- Our Missy, Petite and Women's ("MPW") stores are strategically merchandised to make each customer segment feel like the stores are tailored for them

- MPW stores generate greater sales productivity and higher profitability than stand alone Christopher & Banks ("CB") and C.J. Banks ("CJ") stores with:
  - Higher sales per square foot
  - Higher gross margin
  - Higher four-wall operating margin

- We are projected to operate 337 MPW stores at the end of fiscal 2015

- Long-term potential – 100% of our stores will be in the MPW format

# MPW Conversion Types

- **Collapse/Combine (C/C):** Combine a CB & a CJ into one of the two existing spaces
- **Collapse/Combine Relocation:** Combine existing CB & CJ into a new store within the same center
- **CJ Add:** Existing CB store where CJ merchandise can be added
- **Add CJ Relocation:** There is an existing CB in the center; we relocate to a larger space to create an MPW
- **New:** Open a MPW in a new market or an additional store in an existing market

# Conversion of Stores to the MPW Format

**Christopher & Banks**

**MPW Migration**

| | | Collapse/Combine | | CJ add | | | |
|---|---|---|---|---|---|---|---|
| | Legacy | In Place | Relocation/ Expansion | In Place | Relocation | New | Total MPW Stores |
| **Beginning of Period Fiscal 2013** | 40 | | | | | | 40 |
| Activity | (2) | 17 | 4 | - | 1 | 1 | 21 |
| **End of Period Fiscal 2013** | 38 | 17 | 4 | - | 1 | 1 | 61 |
| Q1 | | 3 | 5 | - | 2 | | 10 |
| Q2 | | 3 | 4 | 53 | 4 | 3 | 67 |
| Q3 | | - | 1 | 37 | 4 | 7 | 49 |
| Q4 | (1) | 21 | 7 | | 2 | - | 29 |
| **End of Period Fiscal 2014** | 37 | 44 | 21 | 90 | 13 | 11 | 216 |
| ProjectedQ1 | | 5 | 6 | 70 | 4 | 3 | 88 |
| Projected Q2 | | - | 2 | | 2 | 3 | 7 |
| Projected Q3 | | 1 | 2 | 1 | | 4 | 8 |
| Projected Q4 | | 13 | 2 | | 1 | 2 | 18 |
| **Projected End of Period Fiscal 2015** | 37 | 63 | 33 | 161 | 20 | 23 | 337 |
| **Sales per Square Foot as a Percentage of CB/CJ (1)** | **111%** | **123%** | **130%** | **99%** | **106%** | **(2)** | |

**Footnotes**

**(1) fiscal 2014**

**(2) insuffícent history**

# Historical Store Counts and Gross Square Footage

## Total Square Footage - End of Quarter

| | FY12-Q1 | FY12-Q2 | FY12-Q3 | FY12-Q4 |
|---|---|---|---|---|
| CB | 1,285,477 | 1,260,798 | 1,270,731 | 1,261,849 |
| CJ | 657,190 | 629,585 | 615,969 | 576,640 |
| MPW | 245,932 | 246,432 | 213,614 | 158,835 |
| OUT | 98,120 | 98,120 | 98,120 | 98,120 |
| Total | 2,286,719 | 2,234,935 | 2,198,434 | 2,095,444 |

| | FY13-Q1 | FY13-Q2 | FY13-Q3 | FY13-Q4 |
|---|---|---|---|---|
| CB | 1,248,899 | 1,223,037 | 1,201,002 | 1,094,014 |
| CJ | 561,367 | 555,236 | 539,639 | 482,457 |
| MPW | 173,617 | 182,986 | 200,153 | 252,221 |
| OUT | 98,120 | 112,804 | 121,877 | 125,877 |
| Total | 2,082,003 | 2,074,063 | 2,062,671 | 1,954,569 |

| | FY14-Q1 | FY14-Q2 | FY14-Q3 | FY14-Q4 |
|---|---|---|---|---|
| CB | 1,040,364 | 807,329 | 676,208 | 557,477 |
| CJ | 449,792 | 422,669 | 412,386 | 304,143 |
| MPW | 301,009 | 549,878 | 725,048 | 836,982 |
| OUT | 135,388 | 161,088 | 178,038 | 182,443 |
| Total | 1,926,552 | 1,940,964 | 1,991,680 | 1,881,045 |

## Store Count - End of Quarter

| | FY12-Q1 | FY12-Q2 | FY12-Q3 | FY12-Q4 |
|---|---|---|---|---|
| CB | 393 | 384 | 387 | 383 |
| CJ | 183 | 175 | 171 | 160 |
| MPW | 64 | 65 | 55 | 40 |
| OUT | 25 | 25 | 25 | 25 |
| Total | 665 | 649 | 638 | 608 |

| | FY13-Q1 | FY13-Q2 | FY13-Q3 | FY13-Q4 |
|---|---|---|---|---|
| CB | 379 | 371 | 364 | 333 |
| CJ | 156 | 154 | 150 | 135 |
| MPW | 43 | 45 | 49 | 61 |
| OUT | 25 | 28 | 30 | 31 |
| Total | 603 | 598 | 593 | 560 |

| | FY14-Q1 | FY14-Q2 | FY14-Q3 | FY14-Q4 |
|---|---|---|---|---|
| CB | 317 | 250 | 209 | 173 |
| CJ | 126 | 118 | 115 | 85 |
| MPW | 71 | 138 | 187 | 216 |
| OUT | 33 | 39 | 43 | 44 |
| Total | 547 | 545 | 554 | 518 |

## Average Store Size (Square Footage)

| | FY12-Q1 | FY12-Q2 | FY12-Q3 | FY12-Q4 |
|---|---|---|---|---|
| CB | 3,271 | 3,283 | 3,284 | 3,295 |
| CJ | 3,591 | 3,598 | 3,602 | 3,604 |
| MPW | 3,843 | 3,791 | 3,884 | 3,971 |
| OUT | 3,925 | 3,925 | 3,925 | 3,925 |
| Total | 3,439 | 3,444 | 3,446 | 3,446 |

| | FY13-Q1 | FY13-Q2 | FY13-Q3 | FY13-Q4 |
|---|---|---|---|---|
| CB | 3,295 | 3,297 | 3,299 | 3,285 |
| CJ | 3,599 | 3,605 | 3,598 | 3,574 |
| MPW | 4,038 | 4,066 | 4,085 | 4,135 |
| OUT | 3,925 | 4,029 | 4,063 | 4,061 |
| Total | 3,453 | 3,468 | 3,478 | 3,490 |

| | FY14-Q1 | FY14-Q2 | FY14-Q3 | FY14-Q4 |
|---|---|---|---|---|
| CB | 3,282 | 3,229 | 3,235 | 3,222 |
| CJ | 3,570 | 3,582 | 3,586 | 3,578 |
| MPW | 4,240 | 3,985 | 3,877 | 3,875 |
| OUT | 4,103 | 4,130 | 4,140 | 4,146 |
| Total | 3,522 | 3,561 | 3,595 | 3,631 |

christopher & banks | cj banks

| MISSY | PETITE | WOMEN |
|---|---|---|
| 4-16 | 4P-16P | 14W-24W |